UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 2, 2024

EQUITY BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Kansas	001-37624	72-1532188
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

7701 East Kellogg Drive, Suite 850 Wichita, KS	67207
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 316.612.6000

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A, Common Stock, par value $0.01 per share	EQBK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01. Entry into a Material Definitive Agreement.

On December 2, 2024, Equity Bancshares, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Stephens Inc., as representative of the several underwriters named in Schedule A thereto (collectively, the “Underwriter”), in connection with the Company’s offer and sale of 1,797,600 shares of its Class A common stock, par value $0.01 per share (the “Shares”), in a registered public offering. The Shares will be sold at a price to the public of $44.50 per share, for an aggregate purchase price of $79,993,200 . As part of the offering, the Company granted the Underwriters a 30-day option to purchase up to an additional 269,640 shares of Common Stock at the public offering price, less the underwriting discount. The Company is expected to receive net proceeds of approximately $75.5 million after deducting underwriting discounts and commissions and estimated offering expenses. The offering is expected to close on or about December 4, 2024, subject to the satisfaction of customary closing conditions.

At the Company’s request, the Underwriters reserved 36,510 shares, or approximately 2%, of the Shares offered in the offering for sale to the Company’s directors, officers and employees and to persons having business relationships with the Company at the public offering price.

The Company intends to use the proceeds to support its continued growth, including future strategic transactions, investments in Equity Bank to support organic growth, potential redemption of subordinated debt and for other general corporate purposes.

The Underwriting Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and the Underwriter, including for liabilities under the Securities Act of 1933, as amended (the “Securities Act”), other obligations of the parties and termination provisions. In addition, pursuant to the terms of the Underwriting Agreement, each of the Company’s directors and certain officers have entered into “lock-up” agreements with the Underwriter that generally prohibit, subject to certain limited exemptions, without the prior written consent of the Underwriter, the sale, transfer or other disposition of securities of the Company for a period of 60 days.

The foregoing description of the material terms of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is attached as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to the Underwriting Agreement, and may be subject to limitations agreed upon by the contracting parties. Accordingly, the Underwriting Agreement is incorporated herein by reference only to provide investors with information regarding the terms of the Underwriting Agreement, and not to provide investors with any other factual information regarding the Company or its business, and should be read in conjunction with the disclosures in the Company’s periodic reports and other filings with the Securities and Exchange Commission (the “SEC”).

The offering was made pursuant to an effective registration statement on Form S-3 (File No. 333-267025) initially filed with the SEC on August 23, 2022 and declared effective on August 29, 2022, and a prospectus supplement thereunder (the “Prospectus Supplement”).

The Company is filing a legal opinion of its counsel, Wise & Reber, L.C., relating to the validity of the issuance and sale of the Shares in the offering, which opinion is attached as Exhibit 5.1 to this Current Report on Form 8-K.

Item 7.01. Regulation FD Disclosure.

On December 2, 2024, the Company issued a press release announcing the pricing of the public offering, which is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

The information in this Item 7.01 is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of the Exchange Act, unless specifically identified therein as being incorporated therein by reference.

INFORMATION RELATING TO FORWARD LOOKING STATEMENTS

This current report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. “Forward-looking statements” describe future expectations, plans, results, or strategies and are generally preceded by words such as “anticipates”, “expect”, “may”, “plan”, or “will”. These forward-looking statements include, but are not limited to, statements regarding the Company’s expectations with respect to future events or future performance of the Company, the completion and timing of the closing of the public offering and the intended use of proceeds. The Company’s management believes that these forward-looking statements are reasonable as and when made. However, such forward-looking statements are subject to risks and uncertainties, and actual results may differ materially from any future results expressed or implied by the forward-looking statements. Risks and uncertainties include, without limitation, changes in business and market conditions and the satisfaction of customary closing conditions related to the public offering, risks and uncertainties associated with the Company’s business and finances in general, as well as other risk factors described from time to time in the Company’s filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2023, and subsequent filings. In light of the significant uncertainties in these forward-looking statements, you should not rely upon forward-looking statements as predictions of future events. The Company undertakes no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise, except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of December 3, 2024, by and between the Company and Stephens Inc., as representative of the several underwriters named in Schedule A thereto

5.1	Opinion of Wise & Reber, L.C.

23.1	Consent of Wise & Reber, L.C. to the filing of Exhibit 5.1 herewith (included in Exhibit 5.1).

99.1	Press Release

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Equity Bancshares, Inc.

Date: December 3, 2024	By:	/s/ Christopher M. Navratil
Christopher M. Navratil
Executive Vice President and Chief Financial Officer